PREFERRED STOCK PURCHASE AGREEMENT

         This Preferred Stock Purchase Agreement is made and entered into as of the 15th day of May, 1998, between Datakey, Inc., a Minnesota corporation (the "Company"), and those investors whose names are listed on Schedule A attached hereto (collectively, the "Investors").

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the Company and the Investors, the Company and the Investors agree as follows:

          1. Sale and Purchase of Securities. Subject to the terms and conditions hereof, the Company agrees to sell to the Investors at the Closing (as defined herein), and the Investors agree to purchase from the Company at the Closing, such shares of the Company's Series A Convertible Cumulative Preferred Stock (the "Preferred Stock") with the rights and preferences provided in the Certificate of Designation for such Preferred Stock attached hereto as Exhibit A (the "Certificate of Designation") in the amounts set forth in Schedule A attached hereto, and a five-year Warrant in the form attached hereto as Exhibit B (the "Warrant") to purchase that number of shares of the Company's common stock, $.05 par value per share, set forth in Schedule A at an exercise price of $6.30 per share. The Preferred Stock and the Warrant are sometimes collectively referred to herein as the "Securities."

          2.       Closing.

                   (a) Closing. The closing of the purchase and sale of the Securities hereunder shall take place at the offices of Leonard, Street and Deinard Professional Association, Minneapolis, Minnesota, at 1:30 p.m., Minnesota time, on May 15, 1998 or at such other place or different time or day as may be mutually acceptable to the Investors and the Company (the "Closing"). At the Closing, the Company will deliver to each Investor a Warrant representing the right to purchase that number of shares of the common stock of the Company set forth opposite such Investor's name on Schedule A attached hereto, dated such Closing date and will deliver to each Investor a certificate representing the number of shares of Preferred Stock set forth opposite such Investor's name on Schedule A and each Investor shall cause to be delivered to the Company a wire transfer or check payable to the Company in the amount set forth opposite such Investor's name on Schedule A.

          3. Representations and Warranties by the Company. To induce the Investors to enter into this Agreement and to purchase the Securities, the Company hereby represents and warrants to the Investors as follows:

                   (a) Disclosure. The Company has provided the Investors with all the information it has requested in deciding whether to purchase the Securities and all information the Company believes is necessary or appropriate relating to an investment in the Company. There are no facts which individually or in the aggregate materially adversely affect the business, assets, financial condition or prospects of the Company, except as set forth in this Agreement or any other written statements delivered in connection with this Agreement. This Agreement and the other written information delivered in connection with the transactions contemplated herein (collectively, the "Disclosed Information")

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fairly  presents all material  information  regarding the Company as of the date hereof and, as of the date of the Closing, the Disclosed Information will (i) fairly present all material information regarding the Company, and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                   (b) Organization, Good Standing, Etc. The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Minnesota, with power and authority to own its properties and conduct its business as now conducted and proposed to be conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all states or jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification and the failure to be so qualified would have a material adverse effect on the Company's business. The Company has one subsidiary.

                   (c) Financial Statements. The financial statements (including all related schedules and notes) included in the Disclosed Information fairly represent the financial condition and results of operations of the Company as of the dates and for the periods indicated; such statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated; and the report of the public accountant included in the Disclosed Information is issued by an independent public accountant within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder.

                   (d) Authorization and Enforceability. The Company has full legal power, right and authority to enter into this Agreement and the Registration Rights Agreement among the Company and the Investors, the form of which is attached hereto as Exhibit E (the "Registration Rights Agreement") and to issue the Securities. This Agreement, the Registration Rights Agreement and the Securities, have been duly authorized, executed and delivered on behalf of the Company and are the valid and binding obligations of the Company, enforceable in accordance with their respective terms and subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally, to the exercise of judicial discretion as to the availability of equitable remedies such as specific performance and injunction and subject, as to enforcement of the indemnification provisions, to limitations under applicable securities laws. The Securities when delivered pursuant to the terms of this Agreement will be validly issued, fully paid and nonassessable.

                   (e) License and Approvals. The Company has all licenses, certificates, permits and other approvals from governmental and regulatory authorities necessary for the conduct of its business as it is currently being conducted and as proposed to be conducted except those which would not have a material adverse effect or the Company if not obtained.

                   (f) Intellectual Property. The Company owns or possesses all assets, patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of its business

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as it is currently  being  conducted and as proposed to be conducted and has not received any notice of conflict with the asserted rights of others in respect thereof. To the best of the Company's knowledge, no name which the Company uses and no other aspect of the business of the Company involves or gives rise to any
infringement   of,  or  license  or  similar  fees  for,  any  patents,   patent
applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others.

                   (g) Defaults. The Company is not in breach, default or violation of, and the execution of this Agreement and the Registration Rights Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in any breach of, any of the terms or conditions of, or constitute a default or violation under, (i) the Articles of Incorporation, as amended, or Bylaws, as amended, of the Company, (ii) any indenture, agreement or other instrument to which the Company is now a party, or
(iii) to the best of the Company's knowledge, any law or any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body or administrative agency having jurisdiction over the Company or its property.

                   (h) Consents. No consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the Registration Rights Agreement or the offer, issuance, sale or delivery of the Securities, other than the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of the sale of the Securities to the Investors. The Company has not, directly or through an agent, offered the Securities or any similar securities for sale to, or solicited any offers to acquire such securities from, persons other than the Investors. Under the circumstances contemplated by this Agreement, the offer, issuance, sale and delivery of the Securities will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). The Company has filed all reports or other documentation that it is required to file under the Exchange Act, any rules or regulations promulgated thereunder, the applicable rules and regulations of the National Association of Securities Dealers ("NASD") and all applicable state securities laws, and the information contained in such reports or other documents did not make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein made, in the light of the circumstances under which they were made, not misleading.

                   (i) Valid Issuance of Preferred Stock. The Preferred Stock, when authorized, issued, sold and delivered in accordance with the terms hereof will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than under this Agreement, and, based in part upon the representations of the Investors in this Agreement, will be issued in compliance with federal and state securities laws. The Company has a sufficient number of shares of Preferred Stock authorized and reserved for issuance pursuant to the provisions of Section 4(c) of Exhibit A attached hereto.

                   (j) Valid Issuance of Common Stock. The shares of the Company's common stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrant have been reserved for issuance and, when issued and delivered in accordance with the terms thereof, will be duly authorized, validly issued, fully paid and non-assessable, shall be free of any pledges, liens, encumbrances and restrictions, and will be issued in compliance with all applicable federal and state securities laws.

                   (k) Litigation/Proceedings. There are no pending, threatened or, to the Company's knowledge, contemplated actions, suits, proceedings or investigations before or by any court or governmental agency, authority or body, or any arbitrator, which are not ordinary, routine and incidental to the business of the Company or which might result in any material adverse change in the business condition (financial and other) or properties of the Company.

                   (l) Capital Stock. The authorized capital stock of the Company consists of 12,500,000 shares, including the following: (a) 10,000,000 shares of common stock, of which 2,909,735 shares are issued and outstanding;
(b) 400,000 shares of convertible preferred stock, of which 150,000 shares are issued and outstanding; (c) 150,000 shares of Series A Convertible Cumulative Preferred Stock; and (d) 1,950,000 undesignated shares. Except for an aggregate of 765,333 shares of the Company's common stock which are subject to outstanding options to employees under the Company's various stock option plans, there are no outstanding rights to acquire from the Company any shares of its capital stock. All outstanding shares of the Company's capital stock have been duly authorized, validly issued, fully paid and nonassessable and have been issued pursuant to valid registrations under, or valid exemptions from, the registration requirements of the Securities Act and appropriate state blue sky laws.

                   (m) Title to Properties. The Company has good and marketable title, free and clear of all liens, encumbrances and equities, and of all charges or claims, to all of the real and personal property owned by it, except liens, encumbrances and equities, and charges or claims, which are not material and do not materially affect the value of such property or interfere with the conduct of the Company's business. The Company has valid and binding leases to all of the real and personal property necessary for the conduct of its business with such exceptions as do not materially interfere with the conduct of its business.

                   (n) Tax Returns. The Company has filed all necessary federal, state and foreign income, franchise and other tax returns and has paid all taxes shown as due thereon, and the Company has received no notice of any tax deficiency which has been asserted against the Company.

                   (o) Authority. The Company has all requisite power and authority to issue, sell and deliver the Preferred Stock and Warrant in accordance with and upon the terms set forth in this Agreement. The Company has duly taken all required action for the due and proper authorization, issuance, sale and delivery of the Preferred Stock and Warrant. No preemptive rights or other rights of subscription, first refusal or similar rights of security holders of the Company exist with respect to the issuance and sale of the Preferred Stock and Warrant by the Company or the shares of the Company's common stock issuable upon conversion and exercise, respectively, thereof. With the exception of the holder of the Convertible Preferred Stock (as such term is defined in Exhibit A attached hereto), no security holder of the Company possesses any registration rights. The issuance of the Securities and the shares of the Company's common stock underlying the Securities will not result in the issuance of any additional shares of the Company's common stock or the triggering of other anti-dilution or similar rights contained in any options, warrants or other securities issued by, or agreements of, the Company.

                   (p) Investment Company. In retaining and using the proceeds from the sale of the Securities, the Company will not be required to register as an "Investment Company" under the Investment Company Act of 1940, as amended.

                   (q) Bad Boy Certification. Neither the Company, any of its predecessors, any affiliated issuer nor any of the Company's directors, officers, beneficial owners of 10% or more of any class of its equity securities or other affiliates nor any promoter of the Company is subject to any of the disabilities enumerated in Exhibit C hereto and the representations and warranties contained therein are true and correct.

                   (r) Fees and Commissions. Other than pursuant to agreements with Miller, Johnson & Kuehn, Incorporated, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                   (s) Changes, Dividends, Etc. Except for the transactions contemplated by this Agreement, since the date of the most recent financial statements of the Company provided to Investors, the Company has not: (i) incurred any debts, obligations or liabilities, absolute, accrued or contingent and whether due or to become due, except current liabilities incurred in the ordinary course of business which (individually or in the aggregate) will not materially and adversely affect the business, properties or prospects of the Company; (ii) paid any obligation or liability other than, or discharged or satisfied any liens or encumbrances other than those securing, current liabilities, in each case in the ordinary course of business; (iii) declared or made any payment to or distribution to its shareholders as such, or used or redeemed any of its shares of capital stock, or obligated itself to do so; (iv) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, except in the ordinary course of business; (v) sold, transferred or leased any of its assets except in the ordinary course of business; (vi) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the tangible properties, business or prospects of the Company; (vii) encountered any labor difficulties or labor union organizing activities; (viii) issued or sold any shares of capital stock or other securities or granted any options other than to employees, warrants, or other purchase rights with respect thereto other than pursuant to this Agreement; (ix) made any acquisition or disposition of any material assets or became involved in any other material transaction, other than for fair value in the ordinary course of business; or (x) agreed to do any of the foregoing other than pursuant hereto. There has been no material adverse change in the financial condition, operations, results of operations or business of the Company since the date of the most recent financial statements of the Company provided to the Investors.

                   (t) Reporting. The Company is subject to the reporting requirements of the Securities Act and the Exchange Act and (i) has timely filed all reports and statement required to be filed thereunder in the 12-month period prior to the date hereof, and (ii) each report and statement was true and complete in all material respects when filed.

          4. Representations of the Investors. Each Investor represents for itself that:

                    (a) Investment Intent. The Securities being acquired by the Investor are being purchased for investment for the Investor's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. The Investor understands that the Securities have not been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in a transaction exempt from the registration requirements of the Securities Act and applicable state securities laws, and that the reliance of the Company upon these exemptions is predicated in part upon this representation by the Investor. The Investor further understands that the Securities, and the shares of the Company's common stock issuable upon conversion or exercise thereof, may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) an exemption from the requirements of the Securities Act and applicable state securities laws.

                    (b) Location of Principal Office, Qualification as an Accredited Investor, Etc. The state in which the Investor's principal office is located is the State set forth in the Investor's address on Schedule A attached hereto. The Investor qualifies as an accredited investor for purposes of Regulation D promulgated under the Securities Act. The Investor acknowledges that the Company has made available to the Investor at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the business and affairs of the Company and the terms and conditions of the sale of Securities contemplated by this Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to the Investor. The Investor (i) is able to bear the loss of its entire investment in the Securities without any material adverse effect on its business, operations or prospects, and (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it pursuant to this Agreement.

                    (c) Acts and Proceedings. This Agreement has been duly authorized by all necessary action on the part of the Investor, has been duly executed and delivered by the Investor, and is a valid and binding agreement of the Investor.

          5. Conditions of the Investors' Obligation. The obligation to purchase and pay for the Securities at the Closing is subject to the fulfillment prior to or on the Closing date of the conditions set forth in this Section 5. In the event that any such condition is not satisfied to the satisfaction of each Investor, then the Investors shall not be obligated to proceed with the purchase of the Securities at the Closing.

                   (a) Representations and Warranties. The representations and warranties of the Company under this Agreement shall be true on and as of the Closing date with the same effect as though made on and as of the Closing date.

                   (b) Compliance with Agreement. The Company shall have performed and complied with all agreements or conditions required by this Agreement to be performed and complied with by it prior to or as of the Closing date.

                   (c) Certificate of Officers. The Company shall have delivered to the Investors a certificate, dated the Closing date, executed by the President and the Chief Financial Officer of the Company, and certifying to the satisfaction of the conditions specified in Sections 5(a) and 5(b).

                   (d) Opinion of the Company's Counsel. The Investors shall have received from Fredrikson & Byron, P.A., counsel for the Company, an opinion, dated the Closing date, in the form attached hereto as Exhibit D.

                   (e) Supporting Documents. The Investors shall have received the following:

                            (i)      A copy of the  resolutions of  the Board of
Directors of the Company certified by the Secretary of the Company authorizing and approving the execution, delivery and performance of this Agreement and issuance of the Securities;

                            (ii)     A  certificate  of  incumbency executed  by
the Secretary of the Company certifying the names, titles and signatures of the officers of the Company authorized to execute this Agreement and further certifying that the Articles of Incorporation and Bylaws of the Company delivered to the Investors at the time of the execution of this Agreement have been validly adopted and have not been amended or modified; and

                            (iii) A copy of the  Articles of  Incorporation  and
Bylaws of the Company as of such date and such additional supporting documentation and other information with respect to the transactions contemplated hereby as the Investors may reasonably request.

                   (f) Qualification Under State Securities Laws. All registrations, qualifications, permits and approvals required under applicable state securities laws for the lawful execution and delivery of this Agreement and the offer, sale, issuance and delivery of the Securities to the Investors at the Closing shall have been obtained.

                   (g) Proceeding and Documents. All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Investors.

                   (h) File Certificate of Designation. It shall be a condition to the Investors' obligation to close the transactions contemplated hereby that the Company have filed the Certificate of Designation with the Secretary of State of the State of Minnesota and that such certificate be accepted and duly filed by such Secretary's office.

                   (i) Execution of Registration Rights Agreement. It shall be a condition to the Investors' obligation to close the transactions contemplated hereby that the Company execute and deliver to the Investors the Registration Rights Agreement attached hereto as Exhibit E.

          6. Affirmative Covenants of the Company. The Company covenants and agrees as follows:

                   (a) Corporate Existence. The Company will maintain its corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or political subdivision thereof and of any government authority where failure to so comply would have a material adverse impact on the Company or its business or operations.

                   (b) Books of Accounts. The Company will keep books of record and account in which full, true and correct entries are made of all of its respective dealings, business and affairs, in accordance with generally accepted accounting principles. The Company will employ certified public accountants who are "independent" within the meaning of the accounting regulations of the Securities and Exchange Commission.

                   (c) Patents and Other Intangible Rights. The Company will apply for, or obtain assignments of, or licenses to use, all patents, trademarks, trade names and copyrights which in the opinion of a prudent and experienced businessperson operating in the industry in which the Company is operating are desirable or necessary for the conduct and protection of the business of the Company.

                   (d) Certain Information. For a period of five years from the date hereof, the Company will furnish to the Investors (i) within 90 days after the end of each fiscal year, a copy of the Company's annual report on Form 10-K, including audited financial statements, together with a report thereon of its independent public accountant; (ii) within 45 days after the end of each of the first three quarters of each fiscal year, the Company's quarterly report on Form 10-Q, including quarterly condensed financial statements of the Company; and
(iii) as soon as practicable after filing, any other report or statement filed by the Company under the Securities Act or the Exchange Act. The requirements of this Section will be met with respect to a particular form if such form is available to the Investors in electronic format on the Internet within the periods specified above for such form.

                   (e) Timely Filings. The Company will timely file all reports and statements to be filed by the Company pursuant to the reporting requirements of the Securities Act and the Exchange Act and each such report and statement will be true and complete in all material respects when filed.

                   (f) Indemnification. The Company will indemnify and hold harmless the Investors and each person, if any, who controls the Investors within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which the Investors or any such controlling person may become subject, insofar as such losses, damages, liabilities, costs or expenses are caused by (i) any untrue statement or alleged untrue statement of any material fact contained herein, or arise out of or are based upon the omission or alleged omission to state herein a material fact required to be stated herein or necessary to make the statements herein, in light of the circumstances in which they were made, not misleading, or (ii) any breach of any representation, warranty or agreement of the Company hereunder; provided, however, that the Company will not be liable in any such case to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, damage, liability, cost or expense resulted exclusively from actions taken or omitted to be taken by the Investors or such controlling person due to their, his or her gross negligence, bad faith, willful misconduct or breach of this Agreement. Promptly after receipt by the Investors pursuant to this Section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, the Investors will, if a claim thereof is to be made against the Company pursuant to the provisions hereof, promptly notify the Company of the commencement thereof; but the omission to so notify the Company will not relieve it from any liability which it may have to the Investors otherwise than hereunder. In case such action is brought against the Investors and they notify the Company of the commencement thereof, the Company shall have the right to participate in, and, to the extent that it may wish, to assume the defense thereof, with counsel satisfactory to the Investors; provided, however, if the defendants in any action include both the Investors and the Company and there is a conflict of interest which would prevent counsel for the Company from also representing the Investors, the Investors shall have the right to select separate counsel for participation in the defense of such action on behalf of the Investors. After notice from the Company to the Investors of its election so to assume the defense thereof, the Company will not be liable to the Investors pursuant to the provisions of this Section for any legal or other expense subsequently incurred by the Investors in connection with the defense thereof other than reasonable costs of investigation, unless (i) the Investors shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the Company shall not have employed counsel satisfactory to the Investors to represent the Investors within a reasonable time after the notice of the commencement of the action, or (iii) the Company has authorized the employment of counsel for the Investors at the expense of the Company.

                   (g) Fees of Counsel. At the Closing, the Company shall pay the fees and expenses of legal counsel to the Investors as well as the fees and expenses of counsel to Miller, Johnson & Kuehn, Incorporated ("MJK") incurred through the date of the Closing. In addition, at the Closing, the Company shall pay MJK 7% of the Purchase Price and shall issue MJK a warrant to purchase that number of shares of the Company's common stock equal to 10% of the number of shares of the Company's common stock issuable upon conversion of the Preferred Stock sold by the Company to the Investors at the Closing, assuming the conversion of the Preferred Stock on the date of Closing. The exercise price of MJK's warrant shall be 110% of the closing bid price of the Company's common stock on the day prior to Closing.

                   (h) Reservation of Shares. The Company will, at all times, reserve and keep available (i) authorized and unissued shares of Preferred Stock sufficient for issuance pursuant to the terms of Section 4(c) of Exhibit A attached hereto, and (ii) authorized and unissued shares of its common stock sufficient for issuance upon conversion of the Preferred Stock and exercise of the Warrant.

          7.    Restriction on Transfer of  Preferred Stock, Warrant and Shares.

                   (a) Legend. Each share of Preferred Stock, each Warrant, and each certificate representing shares of the Company's common stock shall be endorsed with a legend in substantially the form which follows:

          "The securities represented by this certificate may not be transferred without (i) the opinion of counsel satisfactory to this corporation that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended, and all applicable state securities laws, or (ii) such registration."

                   (b) Removal of Legend. Any legend endorsed on a certificate evidencing a security pursuant to Section 7(a) hereof shall be removed, and the Company shall issue a certificate without such legend to the holder of such security, if such security is being disposed of pursuant to a registration under the Securities Act or pursuant to Rule 144 or any similar rule then in effect or if such holder provides the Company with an opinion of counsel satisfactory to the Company to the effect that a transfer of such security may be made without registration. In addition, if the holder of such security delivers to the Company an opinion of such counsel to the effect that no subsequent transfer of such security will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates evidencing such security that do not bear the legend set forth in Section 7(a).

          8.       Miscellaneous.

                   (a) Changes, Waivers, Etc. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing, signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

                   (b) Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first-class postage prepaid, registered or certified mail or shall be sent by facsimile transmission followed by mailed copy:

                          if  to the  Investors at  their  respective  addresses
set forth on Schedule A, or at such other address or facsimile number as any Investor may specify in writing to the Company; or

                          if to the Company at Datakey, Inc., 407 West Travelers
Trail, Burnsville, Minnesota 55337, Attention: President, facsimile number (612) 890-2726; or at such other address or facsimile number as the Company may specify by written notice to the Investors;

                          and such  notices and other  communications  shall for
all purposes of this Agreement be treated as being effective or having been given if delivered personally, if sent by mail, when received, or, if sent by facsimile, upon the sender's receipt of confirmation from its facsimile machine of transmission.

                   (c) Survival of Representations and Warranties. All representations and warranties and agreements contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by the Investors or on its behalf, and the sale and purchase of the Securities and payment therefor. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant to this
Agreement (other than legal opinions) at the Closing shall constitute representations and warranties by the Company hereunder.

                   (d) Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

                   (e) Choice of Law. The laws of the state of New York shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder. Each of the Company and the Investors irrevocably consent to the exclusive jurisdiction of the United States Federal courts and state courts, located in New York County, New York, in any suit or proceeding relating to, based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process on the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Investor to serve process in any manner permitted by law.

                   (f) Counterparts. This Agreement may be executed at different times and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                   (g) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders from time to time of any of the Securities.

                   (h) Entire Agreement. This Agreement, including and incorporating all Exhibits and Schedules hereto, constitutes and contains the entire agreement and understanding of the parties regarding the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, understandings and agreements, written or oral, among the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date indicated above.

Datakey, Inc.                      Special Situations Private Equity Fund, L.P.:


By:  /s/ Alan Shuler                        By: /s/ David Greenhouse
Its: Chief Financial Officer                Its:
                                            Tax Identification Number:

Special Situations Technology Fund, L.P.:   Robert G. Allison

By: /s/ David Greenhouse                    By: /s/ Richard C. Perkins
Its:                                        Attorney-in-Fact
Tax Identification Number:                Tax Identification Number:


Shirley A. Baxter, TTEE
FBO Shirley A. Baxter Revocable             Craig L. Campbell
Trust U/A DTD 7-3-96

By: /s/ Richard C. Perkins                  By: /s/ Richard C. Perkins
Attorney-in-Fact                            Attorney-in Fact
Tax Identification Number:                  Tax Identification Number:


Piper Jaffray as Custodian FBO Bradley      Piper Jaffray as Custodian
A. Erickson IRA 480-263177-102              FBO Richard C. Perkins

By: /s/ Richard C. Perkins                  By: /s/ Richard C. Perkins
Attorney-in-Fact                            Attorney-in Fact
Tax Identification Number: 41-1422918     Tax Identification Number:  41-1422918

David M. Westrum, TTEE
FBO David M. Westrum
Revocable Living Trust                      Pyramid Partners, L.P.
U/A DTD 6-1-97

By: /s/ Richard C. Perkins                  By: /s/ Richard C. Perkins
Attorney-in-Fact                            Attorney-in Fact
Tax Identification Number:                  Tax Identification Number:

Industricorp & Co., Inc.                    Daniel S. & Patricia M. Perkins JT
FBO Twin City Carpenters Pension Plan

 /s/ Karen McKernan                         /s/ Daniel S. Perkins
By:  Union Bank & Trust,                    Daniel S. Perkins
Its  Officer                                /s/ Patrice M. Perkins
                                            Patrice M. Perkins
                                          Tax Identification Number:
Gary Kohler IRA

/s/ Gary S. Kohler
By:  Gary Kohler

                                  Schedule A-2
                                   SCHEDULE A


                                    INVESTORS

Names and Address                              Preferred Shares           Warrant Shares              Amount ($)
Special Situations Private Equity                   58,544                   110,119                 $924,995.20
Fund, L.P.
153 East 53rd Street
51st Floor
New York, New York 10022

Special Situations Technology Fund,                 15,823                    29,763                 $250,003.40
L.P.
153 East 53rd Street
51st Floor
New York, New York 10022

Gary Kohler IRA                                      1,583                     2,978                  $25,011.40

Robert G. Allison                                    1,265                     2,379                  $19,987.00

Shirley A. Baxter, TTEE FBO Shirley                  1,265                     2,379                  $19,987.00
A. Baxter Revocable Trust
U/A DTD 7-3-96

Craig L. Campbell                                    1,265                     2,379                  $19,987.00

Piper Jaffray as Custodian FBO                       1,265                     2,379                  $19,987.00
Bradley A. Erickson
IRA 480-263177-102

Piper Jaffray as Custodian FBO                       1,265                     2,379                  $19,987.00
Richard C. Perkins
IRA 980-576-905-610

David M. Westrum TTEE                                1,265                     2,379                  $19,987.00
FBO David M. Westrum
Revocable Living Trust
U/A DTD 6-1-97

Pyramid Partners L.P.                                4,460                     8,389                   70,468.00

Industricorp & Co., Inc.                            10,000                    18,810                 $158,000.00
FBO Twin City Carpenters Pension Plan

Daniel S. and Patrice M. Perkins, JT                 2,000                     3,762                  $31,600.00
                                                   -------                   -------               -------------

                  TOTALS                           100,000                   188,095               $1,580,000.00



                                    EXHIBIT A


             RIGHTS, PREFERENCES AND RESTRICTIONS OF PREFERRED STOCK


         The rights, preferences, restrictions and other matters relating to the Series A Convertible Cumulative Preferred Stock (the "Series A Preferred Stock") are as follows:

         1. Dividend Provisions. Upon issuance, dividends shall accrue on each share of outstanding Series A Preferred Stock at an annual rate equal to $1.264 per share per annum (8% of the Original Issue Price, as defined herein). Such dividends shall be cumulative and shall be payable upon any conversion of the Series A Preferred Stock pursuant to Section 3 hereof. Such dividends shall only be paid out of legally available funds of the Company. Such dividends shall be payable by the Company, in its sole discretion, all in cash or all by the issuance of a number of shares of the Company's unrestricted, freely tradable common stock equal to the dividends owing on the Series A Preferred Stock; provided, however, that prior to the payment of any such dividend by the issuance of shares of the Company's common stock, the Company shall deliver to the Investors an opinion of its counsel stating that all such shares have been validly registered, and that they are duly authorized, validly issued and nonassessable. For the purposes hereof, the number of shares of the Company's common stock issuable in lieu of any cash dividend payment shall equal the total dividend payment then due divided by the per share price of such stock. The per share price of the Company's common stock shall be determined based on the average closing bid price of such stock quoted on The Nasdaq Stock Market for the ten consecutive trading days prior to the payment of such dividends. Dividends on shares of the Series A Preferred Stock shall accrue beginning on the date of issuance of the shares of Series A Preferred Stock, shall compound on an annual basis and shall be payable upon conversion of the Series A Preferred Stock (a "Payment Date"). All accrued and unpaid dividends on the Series A Preferred Stock must be paid before any dividends may be declared or paid on any other junior series of preferred or common stock issued by the Company.

         2.       Liquidation Preference.

                  (a) In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the previously issued Convertible Preferred Stock (the "Convertible Preferred Stock") and the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of common stock by reason of their ownership thereof, an amount per share equal to $2.50 for the Convertible Preferred Stock, and for the Series A Preferred Stock the sum of (i) $15.80, as adjusted pursuant to Section 4(c) hereof (the "Original Issue Price"), and (ii) an amount equal to cumulative unpaid dividends on such shares (respectively, a "Liquidation Amount"). If upon the occurrence of such an event, the assets and funds thus distributed among the holders of the Convertible Preferred Stock and the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the Company legally available for distribution shall be distributed ratably among the holders of the Convertible Preferred Stock and the Series A Preferred Stock in proportion to the amount of such stock owned by each such holder multiplied by the appropriate Liquidation Amount.

                  (b) Upon the completion of the distribution required by subparagraph (a) of this Section 2, if assets remain in the Company, the remaining assets of the Company shall be distributed ratably among the holders of the Company's common stock and the Series A Preferred Stock in proportion to the number of shares of common stock held by each (assuming full conversion of all shares of Series A Preferred Stock).

                  (c) (i) For purposes of this Section 2, a liquidation, dissolution or winding up of the Company shall be deemed to be occasioned by, or to include, (A) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including any reorganization, merger or consolidation but excluding any merger effected exclusively for the purpose of changing the domicile of the Company); or (B) a sale of all or substantially all of the assets of the Company, unless the Company's shareholders as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity.

                        (ii) In any of such events, if the consideration received by the Company is other than cash, its value will be deemed its fair market value.

                        (iii) In the event the requirements of this Section 2 are not complied with, the Company shall forthwith either:

                                  (A) cause such closing to be  postponed  until
such time as the requirements of this Section 2 have been complied with, or

                                  (B) cancel  such  transaction,  in which event
the rights, preferences and privileges of the holders of the Convertible Preferred Stock and the Series A Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 2(c)(iv) hereof.

                        (iv) The Company shall give each holder of record of Convertible Preferred Stock and the Series A Preferred Stock written notice of such impending transaction not later than 20 days prior to the shareholders' meeting called to approve such transaction, or 20 days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction; provided, however, that the holder of any shares of then outstanding Convertible Preferred Stock or Series A Preferred Stock shall have the right during such 20-day period to convert such shares pursuant to Section 3 hereof. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and the Company shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than 20 days after the Company has given the first notice provided for herein or sooner than ten days after the Company has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of the Convertible Preferred Stock and the Series A Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of each of the classes of preferred stock, voting separately as a class.

         3.       Conversion.

                  (a) Conversion Right. At the option of the holder thereof, each share of Series A Preferred Stock shall be convertible at any time during the period commencing on the day on which the Series A Preferred Stock is issued and expiring on May 15, 2000 (the date which is the second anniversary of the date of issuance of the Series A Preferred Stock); provided, however, that such expiration date shall be extended for a number of days equal to the number of days beyond the 90th day following the date of issuance of the Series A Preferred Stock that the Registration Statement (as such term is defined in the Registration Rights Agreement, of even date herewith, entered into by and between the Company and the Investors set forth on Schedule A thereto) is not effective (such date, including any extension thereof pursuant to the foregoing proviso, being herein referred to as the "Second Anniversary"). The Series A Preferred Stock shall be convertible at the office of the Company or any transfer agent for such stock into such number of fully paid and nonassessable shares of the Company's common stock as is determined by dividing the Original Issue Price, subject to adjustment as provided in Section 4, by the Conversion Price applicable to such shares, determined as hereafter provided, in effect on the date the certificates representing such shares are surrendered for conversion (the "Conversion Date"). The Conversion Price shall be equal to the average closing bid price of one share of the Company's common stock as quoted by the Nasdaq SmallCap Market, the Nasdaq National Market or the principal exchange upon which shares of the Company's common stock may be listed, or, if the Company's common stock shall not then be quoted on the Nasdaq SmallCap
Market or the Nasdaq National Market or listed on a national securities exchange, but shall otherwise be traded in the over-the-counter market, on such over-the-counter market for the ten-day period ending on the day prior to the Conversion Date (the "Trading Period") multiplied by .8 (the "Conversion Price"); provided, however, that in no event shall the Conversion Price exceed $5.00 per share or be less than $2.75 (the "Maximum Price" and "Minimum Price," respectively) per share; and provided, further, that appropriate adjustments shall be made in determining the average closing bid price if a recapitalization or other event affecting the Company's common stock shall occur during the Trading Period.

                  (b) Dividend Payment. Should the Company, pursuant to Section 1 hereof, not elect to pay all outstanding, cumulative, accrued and unpaid dividends on the Series A Preferred Stock in shares of its common stock, the Company shall pay, in immediately available funds, to the holder of any shares of Series A Preferred Stock being converted, within two days, all such dividends on the date that it receives notice of such holder's intent to convert such shares pursuant to (d) below. Separately, should the Company elect to pay all outstanding, cumulative, accrued and unpaid dividends on the Series A Preferred Stock in shares of its common stock, it shall, within two business days of receiving a holder's notice of intent to convert, deliver certificates representing such shares to the holder of the Series A Preferred Stock.

                  (c) Automatic Conversion. Any shares of Series A Preferred Stock remaining outstanding on the Second Anniversary shall be automatically converted pursuant to the conversion terms of Section 3(a) above. The Conversion Date with respect to such automatic conversion shall be the Second Anniversary. In any event, the Company shall, within two business days after automatic conversion of the Series A Preferred Stock, issue and deliver a certificate or certificates for the number of shares of the Company's common stock to which each former holder of Series A Preferred Stock is entitled. Notwithstanding the foregoing, no automatic conversion of the Series A Preferred Stock shall occur pursuant to this Section unless (i) all shares of the Company's common stock underlying the shares of Series A Preferred Stock may be sold pursuant to an effective registration statement under the Securities Act of 1933, as amended,
(ii) the Company's common stock is listed and trading on The Nasdaq Stock Market, and (iii) the Company has reserved and available for issuance a number of shares of its common stock sufficient to cover conversion of all outstanding shares of Series A Preferred Stock.

                  (d)  Mechanics  of  Conversion.  Before any holder of Series A
Preferred Stock shall be entitled to convert the same into shares of the Company's common stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series A Preferred Stock, and shall give written notice, via facsimile, to the Company, at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of the Company's common stock are to be issued. The Company shall, immediately thereafter (and in any event no more than two business days thereafter), issue and deliver to such holder of Series A Preferred Stock at the address shown on the Company's records or at such other address as such party may designate by written notice to the Company, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of the Company's common stock to which such holder shall be entitled pursuant to Section 3(a) and a certificate representing shares of Series A Preferred Stock not so converted by the holder. Such conversion shall be deemed to have been made immediately prior to the close of business on the Conversion Date, and the person or persons entitled to receive the shares of the Company's common stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of the Company's common stock as of such date.

                  (e) Mechanics of Automatic Conversion. On the Conversion Date with respect to the automatic conversion pursuant to subsection 3(c) above, the certificates representing shares of Series A Preferred Stock shall immediately represent that number of shares of the Company's common stock into which such shares are convertible. Holders of Series A Preferred Stock shall deliver their certificates, duly endorsed in blank, to the principal office of the Company, together with a notice setting out the name or names (with addresses) and denominations in which the certificates representing such shares of common stock issuable upon conversion are to be issued and including instructions for delivery thereof. The person entitled to receive the shares of the Company's common stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of common stock at and on the Conversion Date, and the rights of such person as a holder of shares of Series A Preferred Stock shall cease and terminate at and on the Conversion Date, in any case without regard to any failure by such holder to deliver the certificates or the notice required by this subsection 3(e). On the Conversion Date with respect to automatic conversion, the Company shall pay all outstanding, cumulative, accrued and unpaid dividends, either by the issuance of shares of its common stock or in cash, pursuant to the provisions set forth in (a) above; provided, however, that should the Company elect to pay such dividends by the issuance of additional shares of its common stock, the person entitled to receive such shares of the Company's common stock issuable upon such conversion shall be treated for all purposes as the record holder of such additional shares on the Conversion Date

                  (f) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

                  (g) No Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of the Company's common stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into shares of the Company's common stock and the number of shares of such common stock issuable upon such aggregate conversion.

                  (h) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each holder of Series A Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

                  (i) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of its common stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of the Company's common stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purposes, including engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Company's Articles of Incorporation.

                  (j) Notices.  Any notice  required by the  provisions  of this
Section 3 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Company.

         4.       Anti-Dilution Provisions.

                  The Original Issue Price shall be subject to adjustment from time to time upon the happening of any of the following events: (a) In the event the Company shall issue or sell any shares of its common stock (except as provided in paragraph (e) hereof) for a consideration per share less than the greater of (A) $5.00, or (B) 80% of the Market Price (as defined below) on the date of such issue or sale, then the Original Issue Price shall be increased to such greater price (calculated to the nearest cent) as shall be determined by multiplying the Original Issue Price by a fraction, the numerator of which shall be the number of shares of the Company's common stock outstanding immediately after the issuance or sale of such additional shares, and the denominator of which shall be the sum of (i) the number of shares of the Company's common stock outstanding immediately prior to the issuance or sale of such additional shares, and (ii) the number of shares of the Company's common stock which the aggregate consideration received for the issuance or sale of such additional shares would purchase at the greater of $5.00, or if such shares of the Company's common stock shall have been issued for a consideration per share less than 80% of the Market Price on the date of issuance or sale, the current Market Price. For purposes of this paragraph, all shares of the Company's common stock issuable upon exercise of outstanding options and warrants shall be deemed to be outstanding.

                  (b) For the purposes of paragraph 4(a) above, the following subparagraphs (i) to (vii), inclusive, shall be applicable:

                        (i) If at any time the Company shall issue or sell any rights to subscribe for, or any rights or options to purchase, shares of its common stock or any stock or other securities convertible into or exchangeable for such common stock (such convertible or exchangeable stock or securities being hereinafter called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities shall be immediately exercisable, and the price per share for which shares of the Company's common stock shall be issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (1) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of any such rights or options which shall relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (2) the total number of shares of the Company's common stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the greater of (x) the $5.00, or (y) 80% of the Market Price at the time of such issue or sale, then the total number of shares of the Company's common stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share, and except as provided in paragraph 4(d), no further adjustments of the Original Issue Price shall be made upon the actual issue of such shares of common stock or of such Convertible Securities, upon the exercise of such rights or options or upon the actual issue of such common stock upon conversion or exchange of such Convertible Securities.

                        (ii) If at any time the Company shall issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder shall be immediately exercisable, and the price per share for which shares of the Company's common stock shall be issuable upon such conversion or exchange (determined by dividing (1) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (2) the total number of shares of the Company's common stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the greater of (x) $5.00, or (y) 80% of the Market Price at the time of such issue or sale, then the total number of shares of the Company's common stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, and, except as provided in paragraph 4(d), no further adjustments of the Original Issue Price shall be made upon the actual issue of such shares of common stock upon conversion or exchange of such Convertible Securities. In addition, if any issue or sale of such Convertible Securities shall be made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Original Issue Price shall have been or shall be made pursuant to other provisions of this paragraph 4(b)(ii), no further adjustment of the Original Issue Price shall be made by reason of such issue or sale.

                        (iii) If at any time the Company shall declare and pay a dividend or make any other distribution upon the shares of its common stock payable in such stock or Convertible Securities, any such stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                        (iv) If at any time any shares of the Company's common stock or Convertible Securities or any rights or options to purchase shares of any such stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of the Company's common stock or Convertible Securities or any rights or options to purchase any such common stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the Company's Board of Directors, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of the Company's common stock or Convertible Securities or any rights or options to purchase any such common stock or Convertible Securities shall be issued in connection with any merger of another corporation into the Company, the amount of consideration therefor shall be deemed to be the fair value of the net assets of such merged corporation as determined by the Company's Board of Directors after deducting therefrom all cash and other consideration (if any) paid by the Company in connection with such merger.

                        (v) If at any time the Company shall take a record of the holders of its common stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in shares of the Company's common stock or in Convertible Securities, or (2) to subscribe for or purchase shares of the Company's common stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of the Company's common stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                        (vi) The number of shares of the Company's common stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, provided that such shares are neither issued, sold or otherwise distributed by the Company.

                        (vii) For purposes hereof, the "Market Price" shall mean the average closing bid price of the Company's common stock on the Nasdaq SmallCap Market, the Nasdaq National Market or the principal exchange upon which shares of the Company's common stock may be listed, or, if the Company's common stock shall not then be quoted on the Nasdaq SmallCap Market or the Nasdaq National Market or listed on a national securities exchange, but shall otherwise be traded in the over-the-counter market, on such over-the-counter market, in each case for the ten day period immediately preceding any determination of such "Market Price" (subject to appropriate adjustments which shall be made in determining the average closing bid price if a recapitalization or other event affecting the Company's common stock shall occur during such 10-day period). If at any time shares of the Company's common stock shall not be quoted on the Nasdaq SmallCap Market or the Nasdaq National Market, listed on a national securities exchange, or otherwise traded in the over-the-counter market, the "Market Price" of a share of the Company's common stock shall be deemed to be the higher of (x) the book value thereof (as determined by any firm of independent public accountants of nationally recognized standing selected by the Company's Board of Directors) as of the last day of any month ending within 60 days preceding the date of determination, or (y) the fair value thereof (as determined in good faith by the Company's Board of Directors) as of a date which shall be within 15 days of the date of determination.

                   (c) In case at any time the Company shall subdivide its outstanding shares of common stock into a greater number of shares, the Original Issue Price in effect immediately prior to such subdivision, the Maximum Price and the Minimum Price shall be proportionately reduced, and the Company shall subdivide the Series A Preferred Stock in the same proportion. In case at any time the outstanding shares of the Company's common stock shall be combined into a smaller number of shares, the Original Issue Price in effect immediately prior to such combination, the Maximum Price and the Minimum Price shall be proportionately increased, and the Company shall combine the Series A Preferred Stock in the same proportion. Any adjustment under this paragraph 4(c) shall become effective at the close of business on the date the subdivision or combination shall become effective. The Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series A Preferred Stock to such number of shares as shall be sufficient for any such purposes, including engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Company's Articles of Incorporation.

                  (d) If the purchase or exercise price provided for in any right or option referred to in paragraph 4(b)(i), or the rate at which any Convertible Securities referred to in paragraph 4(b)(i) or (ii) shall be convertible into or exchangeable for shares of the Company's common stock, shall change or a different purchase or exercise price or rate shall become effective at any time or from time to time (including any change resulting from termination of such right, option or convertible security), then, upon such change becoming effective, the Original Issue Price then in effect hereunder shall forthwith be increased or decreased to such Original Issue Price as would have been obtained had the adjustments made upon the granting or issuance of such rights or options or Convertible Securities been made upon the basis of (A) the issuance of the number of shares of the Company's common stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and (B) the granting or issuance at the time of such change of any such options, rights or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price.

                  (e) The Company shall not be required to make any adjustment to the Original Issue Price in the case of:

                        (i) the granting, after the date hereof, by the Company of stock options under the Company's 1997 Stock Option Plan, so long as the shares of the Company's common stock underlying such options are covered by the 800,000 shares currently reserved for issuance under such plan as of the date hereof, assuming approval by the Company's shareholders of the 300,000 share increase at the Company's 1998 Annual Meeting of Shareholders;

                        (ii) the issuance of shares of the Company's common stock, pursuant to the exercise of the options referred to in paragraph 4(e)(i) above or the exercise of any other options or warrants outstanding as of the date hereof; or

                        (iii) the issuance of shares of the Series A Preferred Stock hereunder or of shares of the Company's common stock upon the conversion of any shares of the Series A Preferred Stock or upon the exercise of the Warrant or the Warrant issued to Miller, Johnson & Kuehn, Incorporated on the same date as the Preferred Stock Purchase Agreement to which this certificate of Designation is an Exhibit.

         5. Voting Rights. The holder of each share of Series A Preferred Stock shall have the right to the number of votes on all matters submitted to the Company's shareholders that shall be equal to the number of shares of the Company's common stock into which such holder's shares of Series A Preferred Stock shall then be convertible (assuming a conversion as of the record date set for the vote).

         6. Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted pursuant to Section 3 hereof, the shares of Series A Preferred Stock so converted shall be canceled and shall not be issuable by the Company. The Articles of Incorporation of the Company shall be appropriately amended to effect the corresponding reduction in the Company's authorized capital stock.

         7. Notice of Adjustment. The Company shall provide all holders of shares of Series A Preferred Stock five business days prior written notice of any adjustments in the Original Issue Price, the Maximum Price, the Minimum Price or any other adjustments made pursuant to the provisions hereof.

                                    EXHIBIT B



         NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.



                                  DATAKEY, INC.

                                     WARRANT

Warrant No. [__]                                                   May 15, 1998


         DATAKEY, INC., a Minnesota corporation (the "Company"), hereby certifies that, for value received, __________, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company _______ shares of common stock, par value $.05 per share ("Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $6.30 per share (as adjusted from time to time as provided in Section 8 hereof, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including May 14, 2003 (the "Expiration Date"), and subject to the following terms and conditions:

          1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

          2.       Registration of Transfers and Exchanges.

                   (a) Subject to the provisions of (b) below, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to the terms hereof. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a Holder of this Warrant.

                   (b) In the event the Holder of this Warrant desires to transfer this Warrant, or any Warrant Shares issued upon the exercise hereof prior to the registration thereof pursuant to Section 4, the Holder shall provide the Company with a written notice describing the manner of such transfer and an opinion of counsel (reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification (under any federal or state law), whereupon such Holder shall be entitled to transfer this Warrant or to dispose of any Warrant Shares in accordance with the notice delivered by such Holder to the Company; provided, however, that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act.

                   (c) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to the terms hereof for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrants will be dated the date of such exchange.

          3.       Duration and Exercise of Warrants.

                   (a) This Warrant shall be exercisable by the registered Holder on any business day before 5:00 P.M., Minneapolis, Minnesota time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:00 P.M., Minneapolis, Minnesota time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Except as set forth in Section 13 hereof, this Warrant may not be redeemed by the Company.

                   (b) Subject to provisions elsewhere contained in this Warrant, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice as set forth in Section 11 hereof, and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than two business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

                         A "Date  of  Exercise"  means  the  date on  which  the
Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder hereof to be purchased.

                    (c) This Warrant shall be exercisable either in its entirety or for a portion of the number of Warrant Shares. If this Warrant is exercised for a number of Warrant Shares which is less than all of the Warrant Shares which may be purchased under this Warrant, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

          4. Registration Provisions. The shares of Common Stock underlying this Warrant shall be registered by the Company under the Securities Act pursuant to the terms of that Registration Rights Agreement, dated May 15, 1998, by and between the Company and Holder.

          5. Payment of Taxes. The Company will pay all taxes attributable to the transfer of this Warrant or the issuance of Warrant Shares upon the exercise of this Warrant.

          6. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if reasonably satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may reasonably prescribe.

          7. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued shares of Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized and issued and fully paid and nonassessable.

          8. Certain Adjustments. The Exercise Price and the number of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of any of the following events:

                   (a) In the event the Company shall issue or sell any shares of its Common Stock (except as provided in paragraph (f) hereof) for a consideration per share less than the greater of (A) the Exercise Price, or (B) 80% of the Market Price (as defined below) on the date of such issue or sale, then the Exercise Price shall be reduced to such price (calculated to the nearest cent) as shall be determined by multiplying the Exercise Price by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to the issuance or sale of such additional shares, and (ii) the number of shares of Common Stock which the aggregate consideration received for the issuance or sale of such additional shares would purchase at the greater of the Exercise Price, or if such shares of Common Stock shall have been issued for a consideration per share less than 80% of the Market Price on the date of issuance or sale, the current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance or sale of such additional shares. For purposes of this paragraph, all shares of the Common Stock issuable upon exercise of outstanding options and warrants shall be deemed to be outstanding.

                   (b) For the purposes of Section 8(a) above, the following subparagraphs (i) to (vii), inclusive, shall be applicable:

                         (i) If at any time the Company  shall issue or sell any
rights to subscribe for, or any rights or options to purchase, shares of Common Stock or any stock or other securities convertible into or exchangeable for such Common Stock (such convertible or exchangeable stock or securities being hereinafter called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities shall be immediately exercisable, and the price per share for which shares of Common Stock shall be issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (1) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of any such rights or options which shall relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (2) the total number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the greater of (x) the Exercise Price, or (y) 80% of the Market Price at the time of such issue or sale, then the total number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share, and except as provided in Section 8(e), no further adjustments of the Exercise Price shall be made upon the actual issue of such shares of Common Stock or of such Convertible Securities, upon the exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                         (ii) If at any time the Company shall issue or sell any
Convertible Securities, whether or not the rights to exchange or convert thereunder shall be immediately exercisable, and the price per share for which shares of Common Stock shall be issuable upon such conversion or exchange

(determined by dividing (1) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (2) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the greater of (x) the Exercise Price, or (y) 80% of the Market Price at the time of such issue or sale, then the total number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, and, except as provided in Section 8(e), no further adjustments of the Exercise Price shall be made upon the actual issue of such shares of Common Stock or upon conversion or exchange of such Convertible Securities. In addition, if any issue or sale of such Convertible Securities shall be made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Exercise Price shall have been or shall be made pursuant to other provisions of this Section 8(b)(ii), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

                         (iii) If at any time the Company  shall declare and pay
a dividend or make any other distribution upon the shares of Common Stock payable in such stock or Convertible Securities, any such stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                         (iv) If at any  time  any  shares  of  Common  Stock or
Convertible Securities or any rights or options to purchase shares of any such stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than received by the Company shall be deemed to be the fair value of such consideration as determined by the Company's Board of Directors, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued in connection with any merger of another corporation into the Company, the amount of consideration therefor shall be deemed to be the fair value of the net assets of such merged corporation as determined by the Company's Board of Directors after deducting therefrom all cash and other consideration (if any) paid by the Company in connection with such merger.

                         (v) If at any time the  Company  shall take a record of
the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in shares of Common Stock or in Convertible Securities, or (2) to subscribe for or purchase shares of Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                         (vi) The number of shares of Common  Stock  outstanding
at any given time shall not include shares owned or held by or for the account of the Company, provided that such shares are neither issued, sold or otherwise distributed by the Company.

                         (vii) For  purposes  hereof,  the "Market  Price" shall
mean the average closing bid price of the Common Stock on the Nasdaq SmallCap Market, the Nasdaq National Market or the principal exchange upon which shares of Common Stock may be listed, or, if the Common Stock shall not then be quoted on the Nasdaq SmallCap Market or the Nasdaq National Market or listed on a national securities exchange, but shall otherwise be traded in the over-the-counter market, on such over-the-counter market, in each case for the ten day period immediately preceding the date of determination of such "Market Price." If at any time shares of Common Stock shall not be quoted on the Nasdaq SmallCap Market or the Nasdaq National Market, listed on a national securities exchange, or otherwise traded in the over-the-counter market, the "Market Price" of a share of Common Stock shall be deemed to be the higher of (x) the book value thereof (as determined by any firm of independent public accounts of nationally recognized standing selected in good faith by the Company's Board of Directors) as of the last day of any month ending within 60 days preceding the date of determination, or (y) the fair value thereof (as determined in good faith by the Company's Board of Directors) as of a date which shall be within 15 days of the date of determination.

                   (c) In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price shall be proportionately reduced. In case at any time the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price shall be proportionately increased. Any adjustment under this
Section 8(c) shall become effective at the close of business on the date the subdivision or combination shall become effective.

                   (d) The Company shall provide the Holder with at least ten days prior written notice of any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the Company's assets to another corporation. Further, if any of the foregoing events shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including provisions for adjustments of the Warrant purchase price and of the number of shares of Common Stock purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by operation of law or written instrument, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. Notice of such assumption shall be promptly mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company.

                   (e) If the purchase or exercise price provided for in any right or option referred to in Section 8(b)(i), or the rate at which any Convertible Securities referred to in Section 8(b)(i) or (ii) shall be convertible into or exchangeable for shares of Common Stock, shall change or a different purchase or exercise price or rate shall become effective at any time or from time to time (including any change resulting from termination of such right, option or convertible security), then, upon such change becoming effective, the Exercise Price shall forthwith be increased or decreased to such Exercise Price as would have been obtained had the adjustments made upon the granting or issuance of such rights or options or Convertible Securities been made upon the basis of (A) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and (B) the granting or issuance at the time of such change of any such options, rights or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price.

                    (f) The Company shall not be required to make any adjustment to the Exercise Price in the case of:

                         (i) the granting, after the date hereof, by the Company
of stock options under the Company's 1997 Stock Option Plan, so long as the shares of Common Stock underlying such options are covered by the 800,000 shares currently reserved for issuance under such plan as of the date hereof, assuming approval of the Company's shareholders of the 300,000 share increase at the Company's 1998 Annual Meeting of Shareholders;

                         (ii) the issuance of shares of Common  Stock,  pursuant
to the exercise of the options referred to in Section 8(e)(i) above or the exercise of any other options or warrants outstanding as of the date hereof; or

                         (iii) the  issuance  of shares of the  Preferred  Stock
pursuant to the Preferred Stock Purchase Agreement to which this Warrant is an Exhibit or of shares of Common Stock upon the conversion of any shares of such Preferred Stock or upon the exercise of this Warrant or any warrants issued to Miller, Johnson & Kuehn, Incorporated on the same date as the Preferred Stock Purchase Agreement to which this Warrant is an Exhibit.

                   (g) Whenever the Exercise Price payable upon exercise of this Warrant shall be adjusted pursuant to this Section, the number of Warrant Shares purchasable upon exercise of this Warrant shall be simultaneously adjusted by multiplying the number of Warrant Shares issuable immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price, as adjusted.

          9. Payment of Exercise Price. The Holder may pay the Exercise Price in cash or pursuant to a cashless exercise, as set forth below.

                    (a) Cash Exercise. The Holder shall deliver immediately available funds.

                    (b) Cashless Exercise. The Holder shall surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                            X = Y (A-B)/A

          where:

                            X = the number of Warrant Shares to be issued to the
Holder.

                            Y = the number of  Warrant  Shares  with  respect to
which this Warrant is being exercised.

                            A = the  average  of the  closing  bid prices of the
Common Stock for the five trading days immediately prior to (but not including) the Date of Exercise.

                            B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

          10. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction, or (ii) round the number of Warrant Shares issuable, up to the next whole number.

          11. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section, (ii) the business day following the date of mailing, if sent by a nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (1) if to the Company, to 407 West Travelers Trail, Burnsville, MN 55337, Attention: President, facsimile No.: (612) 890-2726, or
(ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 11.

          12.      Warrant Agent.

                   (a) The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, Company may appoint a new warrant agent.

                   (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

          13. Call of Warrant. Subject to the conditions set forth below, the Company shall be permitted to call this Warrant from the Holder in the event that the closing bid price for shares of the Common Stock is at least $8-5/8 for ten consecutive trading days prior to the Expiration Date of this Warrant. Notwithstanding the foregoing, the Company may only exercise its right to call this Warrant from the Holder if at the time of such call (i) all Warrant Shares may be sold pursuant to an effective registration statement under the Securities Act, (ii) the Common Stock is listed and trading on The Nasdaq Stock Market, and
(iii) the Company has reserved and available for issuance a number of shares of its Common Stock sufficient to cover the exercise of this Warrant in full. The Company must provide the Holder with at least 20 days advance written notice (the "Warrant Notice") of its intent to call this Warrant pursuant to the terms hereof and the Holder shall have 20 business days from the date of receipt of the Warrant Notice to exercise this Warrant (the "Sale Period"). If the Holder does not exercise this Warrant during the Sale Period, the Holder shall surrender this Warrant to the Company at the end of the Sale Period for cancellation by the Company, and the Company shall transfer to the Holder, via wire transfer of immediately available funds, an amount equal to $.10 multiplied by the number of shares of Common Stock subject to exercise of this Warrant. Notwithstanding the foregoing, the Sale Period shall be extended by that number of days during such period for which the registration, listing and reservation requirements set forth in clauses (i)-(iii) of this Section 13 shall not be satisfied.

          14.      Miscellaneous.

                   (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder.

                   (b) Subject to Section 14(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

                   (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each of the Company and the Holder irrevocably consent to the exclusive jurisdiction of the United States Federal courts and state courts, located in New York County, New York, in any suit or proceeding relating to, based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process on the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the Holder to serve process in any manner permitted by law.

                   (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         IN WITNESS WHEREOF, Datakey, Inc. has caused this Warrant to be executed by its duly authorized officer and this Warrant to be dated as of May 15, 1998.

                                       DATAKEY, INC.


                                       By __________________________________

                                       Its: ___________________________

                          FORM OF ELECTION TO PURCHASE


(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)


To DATAKEY, INC.


         In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase __________ shares of Common Stock, par value $.05 per share, of Datakey, Inc. and (i) ______ encloses herewith $_______ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant, or (ii) _____ hereby elects to exercise the enclosed Warrant pursuant to the cashless exercise provisions set forth therein (mark one).


         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                    PLEASE   INSERT   SOCIAL   SECURITY  OR  TAX
                                    IDENTIFICATION NUMBER

                                    --------------------------------------------

--------------------------------------------------------------------------------
                         (Please print name and address)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


--------------------------------------------------------------------------------
                         (Please print name and address)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:  ______________________     Name of Holder:

                                   (Print)______________________________________

                                   (By:)________________________________________

                                   (Name:)______________________________________

                                   (Title:)_____________________________________

                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

           (To be completed and signed only upon transfer of Warrant)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ the right represented by the within Warrant to purchase ______ shares of Common Stock of Datakey, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Datakey, Inc. with full power of substitution in the premises.


Dated:


-------------------


                                    -----------------------------------

                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                                    -----------------------------------
                                    Address of Transferee


                                    -----------------------------------

                                    -----------------------------------

In the presence of:

-----------------------------

                                    EXHIBIT C

                           COMPANY BAD BOY CERTIFICATE


         1. Neither the Company, any of its predecessors nor any affiliated corporation:

                  (a) has filed a registration statement which is the subject of any pending proceeding or examination under Section 8 of the Securities Act or is the subject of any refusal order or stop order thereunder within the past five years;

                  (b) is subject to any pending proceeding under Rule 258 promulgated under the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder within the past five years;

                  (c) has been convicted within the past five years of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Commission;

                  (d) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary restraining or enjoining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within the past five years, permanently restraining or enjoining, such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; or

                  (e) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, within the past five years, or is subject to a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

         2. None of the Company's directors, officers, general partners, or beneficial owners of 10% or more of any class of its equity securities, nor any of its promoters presently connected with it in any capacity:

                  (a) has been convicted within the past ten years of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor;

                  (b) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminarily enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within the past five years, permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor;

                  (c) is subject to an order of the Commission entered pursuant to Section 15(b), Section 15(B)(a) or 15(B)(c) of the Exchange Act; or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisors Act of 1940;

                  (d) is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or

                  (e) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, within the past five years; or is subject to a restraining order or preliminary injunction entered under Section 3005 of Title 39, United States Code.

For the purposes hereof, Beneficial Owner means a person having the power to vote or direct the vote or the power to dispose or direct the disposition of any of the Company's securities.

         3. The Company has filed all reports required by the Exchange Act during the past 12 calendar months.